T. Rowe Price Institutional International Funds, Inc.

T. Rowe Price Institutional Africa & Middle East Fund

Supplement to prospectus dated March 1, 2009

The principal investment strategy for the Institutional Africa & Middle East Fund on page 3 is revised as follows:

Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in African and Middle Eastern companies. The fund may invest in common stocks, and participation notes linked to common stocks, of companies located in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Bahrain, Egypt, Jordan, Kenya, Kuwait, Lebanon, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, and United Arab Emirates.

  Others: Algeria, Botswana, Ghana, Mauritius, Namibia, Tunisia, and Zimbabwe.

  The fund is "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. Depending on conditions, the fund`s portfolio should be composed of investments in about 30 to 40 different companies, although the number could vary substantially depending on market conditions. The fund may make substantial investments (at times more than 25% of total assets) in telephone or banking companies in various African and Middle Eastern countries. Stock selection reflects a growth style.

  The following is added to the main risks of investing in the funds on pages 4-6:

  Credit and liquidity risks (Africa & Middle East) To the extent the fund invests in participation notes (P-notes), it is subject to credit and liquidity risks in addition to those associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the fund is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a P-note against the issuer of the underlying security. Therefore, if a counterparty were to become insolvent, the fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Less liquid securities can be more difficult to value.

  The following is added after "Fixed-Income Securities" as a type of portfolio security on page 31:

  Participation Notes (P-notes)

  Foreign investors are restricted from investing directly in individual stocks traded on the Saudi stock exchange but may gain exposure to the Saudi Arabian market through P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights as an owner of the underlying stock, such as voting rights. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the funds must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

  The operating policy for "Hybrid Instruments" on page 32 is revised as follows:

  Operating policy Fund investments in hybrid instruments are limited to 10% of total assets. For the Africa & Middle East Fund, investments in P-notes are not subject to this limit.

  The date of this supplement is September 30, 2009.

  C100-042 9/30/09